EXHIBIT 10.27

                              SANDERSON FARMS, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

SunTrust Bank, Atlanta
Atlanta, Georgia

First American National Bank,
d/b/a Deposit Guaranty National Bank
Jackson, Mississippi

Credit Agricole Indosuez, Chicago Branch
     (formerly known as Caisse Nationale de Credit
     Agricole, Chicago Branch)
Chicago, Illinois

Trustmark National Bank
Jackson, Mississippi

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the undersigned, Sanderson Farms, Inc., a Mississippi corporation (the "Company"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Credit Agreement provides for a $130,000,000 Revolving Credit to be made available to the Company. The Company now applies to the Banks to amend the Credit Agreement to extend the Termination Date thereof from July 31, 2001 to July 31, 2002, reduce the amount of the Revolving Credit to $100,000,000, provide for the termination of First American National Bank, d/b/a Deposit Guaranty National Bank ("First American") as a member of the bank group, and amend certain covenants contained in the Credit Agreement, all in the manner and on the terms and conditions set forth herein.

          1. AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

        1.1. The date "July 31, 2001" appearing in the last sentence of Section 1.1(a) of the Credit Agreement shall be replaced with the date "July 31, 2002", and the Revolving Credit Termination Date under the Credit Agreement shall be July 31, 2002.

        1.2. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:

                  "(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "Revolving Credit Commitments" and individually, a "Revolving Credit Commitment"):

   Harris Trust and Savings Bank       $33,333,333                  33.333333%

   SunTrust Bank, Atlanta              $30,476,191                  30.476191%

   Credit Agricole Indosuez            $19,047,619                  19.047619%

   Trustmark National Bank             $17,142,857                  17.142857%

            Total                      $100,000,000                 100%"

        1.3. Section 7.8 of the Credit Agreement shall be amended to read as follows:

                  "Section 7.8. Consolidated Net Working Capital. The Company will maintain at all times Consolidated Net Working Capital in an amount not less than the amount indicated below during each fiscal year of the Company indicated below:

          FISCAL YEAR ENDING                       MINIMUM REQUIRED AMOUNT

           October 31, 1996                             $42,000,000
           October 31, 1997                             $45,000,000
           October 31, 1998                             $48,000,000
           October 31, 1999                             $50,000,000
           October 31, 2000                             $50,000,000
           October 31, 2001                             $50,000,000
           October 31, 2002                             $50,000,000
           October 31, 2003                             $50,000,000
           October 31, 2004                             $50,000,000
           October 31, 2005                             $50,000,000
           October 31, 2006                             $50,000,000."

        1.4. Section 7.10 of the Credit Agreement shall be amended to read as follows:

                  "Section 7.10. Consolidated Indebtedness for Borrowed Money to Total Capitalization. The Company will not permit the ratio of its Consolidated Indebtedness for Borrowed Money to its Total Capitalization (the "Funded Debt Ratio") at any time to exceed the percentage indicated below during each fiscal year of the Company specified below:

           FISCAL YEAR ENDING                          MAXIMUM PERCENTAGE

           October 31, 1996                                    55%
           October 31, 1997                                    65%
           October 31, 1998                                    65%
           October 31, 1999                                    55%
           October 31, 2000                                    55%
           October 31, 2001                                    50%
           October 31, 2002                                    45%
           October 31, 2003                                    40%
           October 31, 2004                                    40%
           October 31, 2005                                    40%
           October 31, 2006                                  40%."

        1.5. Section 7.11 of the Credit Agreement shall be amended by replacing the phrase "3.0 to 1" appearing therein with the phrase "2.5 to 1".

        1.6. Section 7.12 of the Credit Agreement shall be amended to read as follows:

                  "Section 7.12. Capital Expenditures. The Company will not, and will not permit any Subsidiary to, be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure) an aggregate amount for the Company and its Subsidiaries in excess of the amount indicated below for each fiscal year of the Company plus an amount (the "Carryover Amount") permitted to be spent in the preceding fiscal year but not actually spent therein (the "Maximum Carryover Amount to the Next Fiscal Year"):

                                  MAXIMUM              MAXIMUM CARRYOVER AMOUNT
     FISCAL YEAR ENDING       LIMITATION AMOUNT         TO THE NEXT FISCAL YEAR

      October 31, 1996             $65,000,000               Unlimited
      October 31, 1997             $45,000,000               Unlimited
      October 31, 1998             $25,000,000             $ 7,500,000
      October 31, 1999            Prior Year's             $ 7,500,000
                           Depreciation
      October 31, 2000                         Prior Year's        $ 7,500,000
                           Depreciation
      October 31, 2001                         Prior Year's        $ 7,500,000
                           Depreciation
      October 31, 2002                         Prior Year's        $ 7,500,000
                           Depreciation
      October 31, 2003                         Prior Year's        $ 7,500,000
                           Depreciation
      October 31, 2004                         Prior Year's        $ 7,500,000
                           Depreciation
      October 31, 2005                         Prior Year's         $7,500,000
                           Depreciation
      October 31, 2006                         Prior Year's         $7,500,000
                           Depreciation

        1.7. The terms "Revolving Note" and "Revolving Notes" shall mean the Revolving Credit Notes executed and delivered by the Company in satisfaction of the condition precedent contained in Section 2.2 of this Amendment.

          2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1. The Company and each of the Banks shall have executed this Amendment.

        2.2. The Company shall have executed and delivered to each Bank a Revolving Credit Note in the form attached to this Amendment as Exhibit B payable to the order of such Bank in the principal amount of such Bank's Revolving Credit Commitment after giving effect to this Amendment.

        2.3. Each Guarantor Subsidiary shall have executed the Guarantors' Acknowledgment attached hereto.

        2.4. The Agent shall have received the favorable written opinion of counsel for the Company in the form of Exhibit A attached hereto.

        2.5. The Agent shall have received a Certificate of the Treasurer of the Company and each of the Guarantor Subsidiaries with respect to (a) resolutions of their respective Board of Directors authorizing the transactions contemplated hereby, and (b) incumbency and signature of the President, Treasurer and Secretary of the Company and each Guarantor Subsidiary.

          3. REPRESENTATIONS AND WARRANTIES.

        3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct.

        3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

          4. MISCELLANEOUS.

        4.1. Upon satisfaction of the conditions precedent set forth above, the Company shall be deemed to have requested from the Banks other than First American loans in an aggregate principal amount equal to the unpaid principal amount of the Revolving Credit Note dated July 31, 1996 payable to the order of First American (the "First American Note"), and such Banks will make such loans if all conditions set forth in Section 6.3 of the Credit Agreement are satisfied. The proceeds of such loans shall be used exclusively to pay the outstanding principal balance of the First American Note, and the Company will pay all accrued interest thereon and all other fees and other amounts due to First American, including without limitation accrued and unpaid commitment fees, letter of credit fees and all amounts, if any, payable under Section 9.4 of the Credit Agreement with respect to such prepayment. Upon payment in full of all principal of and accrued interest on such First American Note, and all such other amounts, all participations in L/Cs and Reimbursement Obligations by First American shall terminate and First American shall cease to be a party to the Credit Agreement and shall have no rights or obligations thereunder except for its rights under Sections 9.3, 9.4, 11.6 and 11.9 which shall continue unaffected by this Amendment.

        4.2. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

        4.4. The Company hereby requests that Harris extend the Stated Expiration Date of its Letter of Credit Number SPL 34947 dated November 16, 1995 which Harris has issued for the Company's account to First Trust National Association, as trustee (the "Trustee") under the Indenture of Trust dated as of November 1, 1995 between Robertson County Industrial Development Corporation and the Trustee from July 31, 2000, to July 31, 2001. The Banks hereby consent and agree to such extension.

         Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of July 29, 1999.


                          SANDERSON FARMS, INC.



                          By /s/D. Michael Cockrell
                          Its Treasurer and Chief Financial Officer

         Accepted and agreed to as of the day and year last above written.


                      HARRIS TRUST AND SAVINGS BANK
                      individually and as Agent



                      By /s/Curtis Flammini
                      Its Vice President

                      SUNTRUST BANK, ATLANTA


                      By /s/Gregory L. Cannon
                      Its Vice President

                      By /s/F. Steven Parrish
                      Its Vice President

                      FIRST AMERICAN NATIONAL BANK, D/B/A DEPOSIT GUARANTY NATIONAL BANK


                       By /s/Stanley A. Herren
                       Its Senior Vice President

                       CREDIT AGRICOLE INDOSUEZ, CHICAGO BRANCH (formerly known as Caisse Nationale de Credit Agricole, Chicago
                       Branch)


                       By /s/Katherine L. Abbott
                       Its First Vice President

                       By /s/Bradley C. Peterson
                       Its Vice President, Manager

                       TRUSTMARK NATIONAL BANK


                       By /s/W. H. Edward
                       Its Vice President

                           GUARANTORS' ACKNOWLEDGMENT

         The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of July 31, 1996 (the "Guaranty Agreement"), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company's indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement and the Notes as amended by the foregoing Amendment shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.


Dated as of July 29, 1999.


                           SANDERSON FARMS, INC. (FOODS DIVISION)

                           By /s/D. Michael Cockrell
                           Its Treasurer and Chief Financial Officer

                           SANDERSON FARMS, INC. (PRODUCTION DIVISION)


                           By /s/D. Michael Cockrell
                           Its Treasurer and Chief Financial Officer

                           SANDERSON FARMS, INC. (PROCESSING DIVISION)


                           By /s/D. Michael Cockrell
                           Its Treasurer and Chief Financial Officer

                                    EXHIBIT A

                           FORM OF OPINION OF COUNSEL

                                    EXHIBIT B


                              SANDERSON FARMS, INC.
                              REVOLVING CREDIT NOTE

                                ______________, 1999

         FOR VALUE RECEIVED, the undersigned, SANDERSON FARMS, INC., a Mississippi corporation (the "Company") promises to pay to the order of _________________________ (the "Lender") on the Revolving Credit Termination Date (as defined in the Credit Agreement referred to below) at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of ____________________________________________ or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on the Revolving Credit Termination Date together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in said Credit Agreement.

         The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on the schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record, or any mistake in recording, any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.

         This Note is one of the Revolving Notes referred to in and issued under that certain Credit Agreement dated as of July 31, 1996, as amended, among the Company, Harris Trust and Savings Bank, as Agent, and the banks named therein, as amended from time to time (the "Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein. Payment of this Note has been guaranteed pursuant to that certain Guaranty Agreement dated as of July 31, 1996 from the Guarantor Subsidiaries to the Banks, to which reference is hereby made for a statement of the terms thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.

         Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement.

         This Note is issued in substitution and replacement of, and in part evidences indebtedness formerly evidenced by, the Revolving Credit Note dated July 31, 1996, of the Company payable to the order of the Lender issued pursuant to the Credit Agreement.

         The Company hereby waives presentment for payment and demand.

         This Note is governed by and shall be construed in accordance with the internal laws of the State of Illinois.

                           SANDERSON FARMS, INC.


                           By
                           Its________________________________________________